Delaware                                                 Delaware Cash Reserve
Investments(SM)
-------------------------------------
A member of Lincoln Financial Group(R)












Money Market









                             [MONEY MARKET ARTWORK]














                                                            2001 ANNUAL REPORT

TABLE OF CONTENTS

Letter to Shareholders         1

Portfolio Management
Review                         3

Performance Summary            5

Financial Statements

Statement of Net Assets        6

Statement of Operations        8

Statements of Changes in
Net Assets                     9

Financial Highlights          10

Notes to Financial
Statements                    14

Report of Independent
Auditors                      16

A TRADITION OF SOUND INVESTING SINCE 1929
=========================================

A Commitment to Our Investors

Experience
 o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
 o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
 o We strive to deliver consistently good performance in all asset classes.
 o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
 o We are committed to providing the highest standards of client service.
 o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
 o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
 o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
 o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $88 billion in assets as of March 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

May 7, 2001

Recap of Events -- As the U.S. equities markets struggled through the year ended March 31, 2001, money market funds generally posted strong performance. As a result, money market funds often saw inflows during the year, as many investors may have looked to offset stock losses with more conservative investments. Through March 31, 2001, money market funds tracked by Lipper produced stronger one-year returns than they did over the equivalent period in any year since 1990-91 (Source: Lipper Inc.).

In the spring of 2000, the U.S. stock market was encountering volatility while short-term interest rates were continuing to rise. Both scenarios were generally advantageous for money market funds. At a time when the interest income on newly issued money market securities was generally rising, many investors saw reason to seek the relative safety and liquidity of the money market. During the summer of 2000 it became clear to many that the U.S. Federal Reserve Board had finished raising interest rates, and by autumn fears of an economic slowdown had set in, allowing the money market to continue its strong year.

By March 31, 2001, the U.S. economy was clearly mired in a slowdown, and the Fed appeared ready to continue with a series of aggressive interest rate cuts it began in January.

Delaware Cash Reserve delivered a total return of +5.75% (Class A shares with distributions reinvested) for the year ended March 31, 2001. Delaware Cash Reserve's daily yield as of March 31, 2001 was 4.52%, while the seven-day yield was 4.50%. By comparison, the two-year U.S. Treasury note yielded 4.23% as of March 31, 2001, while six-month Treasury bills were yielding 4.16%.*

Total Return

For the period ended March 31, 2001                  One Year
-------------------------------------------------------------
Delaware Cash Reserve-- Class A Shares               +5.75%
-------------------------------------------------------------
Lipper Money Market Funds Average (868 funds)        +5.11%
U.S. Consumer Price Index                            +2.92%
-------------------------------------------------------------

All performance shown above assumes reinvestment of dividends. Performance information for all Fund classes can be found on page 5. The Lipper category represents the average returns of money market funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). The U.S. Consumer Price Index is calculated by the U.S. Department of Commerce and represents the change in the price of goods and services for all urban consumers. You cannot invest directly in an index. Past performance is not a guarantee of future results.

* Unlike money market funds, U.S. Treasuries are guaranteed as to the payment of principal and interest by the U.S. government.

Market Outlook
We expect the Federal Reserve Board to continue its current easing cycle until short-term interest rates have reached 4 to 4.5%. We also believe that the desired effects of those continued rate decreases should eventually be felt, and that the Fed is likely to be successful in stimulating the economy in 2001.

Regardless of the short-term outlook for interest rates, we believe that Delaware Cash Reserve will continue to be an important investment vehicle, seeking steady income for investors while preserving principal and offering liquidity. We encourage money market fund investors to keep in mind their broad goals and investment time horizons, and to seek help in devising a regular investment plan.

Thank you for your continued confidence in and your commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.            /s/ David K. Downes
------------------------------------    --------------------------------------
Charles E. Haldeman, Jr.                David K. Downes
Chairman,                               President and Chief Executive Officer,
Delaware Investments Family of Funds    Delaware Investments Family of Funds

PORTFOLIO MANAGEMENT REVIEW
===========================

     Cynthia Isom
Portfolio Manager
     May 7, 2001

The Fund's Results
The continued volatility in the stock markets throughout the year ended March 31, 2001 was good news for Delaware Cash Reserve and for money market funds in general. As a group, money market funds stand for stability and conservatism, and they offer relative safe harbors when the markets and the economy offer up storms of conflicting signals. For the year ended March 31, 2001, your Fund returned +5.75% (Class A shares with distributions reinvested). The Fund outperformed the Lipper Money Market Funds Average, which gained 5.11% during the same period.

Portfolio Highlights
A number of factors contributed to Delaware Cash Reserve's good performance relative to the Lipper class. At the start of our fiscal year, the portfolio's average maturity remained rather short, which helped the total return for Delaware Cash Reserve to outpace many of the funds in our peer group.

To effectively understand performance it is necessary to look back just before the start of our fiscal year, as it often takes about 18 months for many of our strategies to have a significant effect on performance. We had first lowered the average maturity of Delaware Cash Reserve back in late 1999 -- at a time when we were anticipating increased interest rates, high investor demand for liquidity, and additional economic pressures on the markets due to Year 2000 concerns. We then stayed short of our peer group with regard to average maturity, holding our position through the start of the recent fiscal year and beyond, until three months after the Federal Reserve's final interest rate increase in May 2000.

By August 2000, we felt that the equity markets were likely to embark on an extended run of volatility. This led us to extend the maturity of Delaware Cash Reserve as a long-term strategy, as we anticipated stronger performance in our markets going forward. The longer position benefited us when the Fed began to cut interest rates during the first quarter of 2001.

During the year, our primary investment focus remained on commercial paper, which composed 68.5% of the portfolio as of March 31, 2001. Commercial paper is a type of unsecured debt that is issued by corporations to fund specific short-term needs, such as balancing their accounts receivable or inventories. We are keenly aware that, given the current economy, there are increased risks to even some of the highest-rated issuers of commercial paper. Our criteria for purchases of commercial paper remain stringent, as credit can be affected by many different types of local and global events. Since companies can fall off the list of high-grade issuers at any given moment, we continue to keep track of credits and risks by industry, and to make note of event risks for all companies on our approved list.

Delaware Cash Reserve
Asset Mix
As of March 31, 2001

(chart omitted)

CDs                        12.5%

Yankee CDs                 10.4%

Short-term Time Deposits    4.5%

Floating Rate Notes         2.3%

Bank Notes                  1.6%

Other                       0.2%

Commercial Paper           68.5%

Outlook
Simple economics tells us that the success of Delaware Cash Reserve relies on the discretion of the Federal Reserve and their positioning of interest rates. However, attempting to gauge the Fed or anticipate its next move is always a challenge --especially when the Fed has recently made it clear that they will not be swayed by pressure from the stock markets. We expect the current cycle of monetary easing to continue, and will keep maturities in the Fund extended on a selective basis until we see a change of course from the Fed. Although our approach often makes us appear to be a contrarian among our peers, we will continue to manage Delaware Cash Reserve in a relatively conservative manner going forward.

Another leading indicator for our market, and a potential success factor for the Fund, is the level of consumer confidence in the U.S. The index of consumer confidence, released near the end of each month by economic research group The Conference Board showed consumer confidence rising unexpectedly in March and then falling off again in April. Weak consumer confidence has the potential to negatively impact the stock market and vice versa. However, we think that the U.S. consumer is thus far paying less attention than might be expected to the stock market's troubles in recent months.

Potential Benefits of Delaware Cash Reserve
Delaware Cash Reserve is a money market mutual fund that invests in short-term obligations from credit-worthy corporations and/or from state governments or the federal government. The Fund offers several potentially compelling advantages:

o Relative Safety -- Your investment is managed to preserve principal, which can be especially beneficial during volatile markets (although it is always possible to lose principal, even in a money market fund);
o Check writing privileges -- You have the ability to write checks against your account;*
o Current income -- The Fund seeks to provide current income while preserving principal and maintaining liquidity;
o Convenient access to other funds in the Delaware Investments Family of Funds -- Investing in other Delaware Investments mutual funds can be as easy as making a toll-free call.**

Whether you wish to preserve capital for a specific financial goal or balance the risks of stock funds and bond funds in a long-term portfolio, you may be well-served by Delaware Cash Reserve money market fund. Investors should be aware that money market funds are not FDIC insured or bank guaranteed. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

We encourage you to consider your Delaware Cash Reserve investment in the context of your entire portfolio. Talk to your financial adviser about how Delaware Investments' wide spectrum of equity and fixed-income mutual funds may complement your investment in Delaware Cash Reserve. Find out how we can help shape your future today.

 *   For investors of Class A shares.

** When exchanging money from Delaware Cash Reserve to another fund, you may incur a sales charge.

     For a prospectus for any Delaware Investments mutual fund, contact your financial adviser or call Delaware Investments at 1.800.523.1918. The prospectus contains complete information about the fund, including fees and expenses. Please read it carefully before you invest. The Fund's exchange offer is subject to termination and its terms are subject to change.

FUND BASICS
As of March 31, 2001

Fund Objective
The Fund seeks to maximize current
income while preserving principal
and maintaining liquidity.

Total Fund Net Assets
$623.95 million

Number of Holdings
60

Fund Start Date
June 30, 1978

Your Fund Manager
Cynthia Isom holds a bachelor's
degree from Vassar College. After
eight years in the securities
business, she joined Delaware
Investments in 1985 as a Trader
of money market, high-grade, and
Treasury securities.

Nasdaq Symbol
Class A DCRXX

CUSIP Numbers
Consultant Class     245910-20-3
Class B              245910-30-2
Class C              245910-40-1

DELAWARE CASH RESERVE PERFORMANCE
=================================

Growth of A $10,000 investment
March 31, 1991 through March 31, 2001

(chart omitted)
                       Delaware Cash
                     Reserve - Class A       U.S. Consumer
                          Shares              Price Index

      03/31/1991         $10,000                $10,000
      03/31/1992         $10,513                $10,319
      03/31/1993         $10,815                $10,637
      03/31/1994         $11,063                $10,904
      03/31/1995         $11,506                $11,215
      03/31/1996         $12,083                $11,533
      03/31/1997         $12,640                $11,852
      03/31/1998         $13,244                $12,015
      03/31/1999         $13,850                $12,222
      03/31/2000         $14,494                $12,681
      03/31/2001         $15,331                $13,052

Chart assumes $10,000 invested on March 31, 1991 and includes the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive fiscal year shown. The U.S. Consumer Price Index is calculated by the U.S. Department of Commerce and represents the change in the price of goods and services for all urban consumers. You cannot invest directly in an index, which is a hypothetical portfolio. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Past performance is not a guarantee of future results.

Average Annual Total Returns/Yields

                                                                                        (7-Day Yield)
Through March 31, 2001               Lifetime     10 Years      Five Years    One Year     3/31/01
-----------------------------------------------------------------------------------------------------
  Class A (Est. 6/30/78)              +7.31%       +4.38%        +4.91%        +5.75%       4.50%
-----------------------------------------------------------------------------------------------------
  Consultant Class (Est. 3/10/88)     +7.14%       +4.12%        +4.65%        +5.49%       4.25%
-----------------------------------------------------------------------------------------------------
  Class B (Est. 5/2/94)
    Excluding Sales Charge            +3.78%                     +3.87%        +4.71%       3.50%
    Including Sales Charge            +3.78%                     +3.52%        -0.29%

  Class C (Est. 11/29/95)
    Excluding Sales Charge            +3.86%                     +3.87%        +4.71%       3.50%
    Including Sales Charge            +3.86%                     +3.87%        +3.71%

All performance reflects reinvestment of dividends. An investment in Delaware Cash Reserve is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Delaware Cash Reserve. Returns and yields will fluctuate. Past performance is not a guarantee of future results.

Class A shares are available without sales charges or any 12b-1 fee.

Consultant Class shares are available without a sales charge. Performance after March 10, 1988 reflects the impact of an annual service and distribution fee of up to 0.25%.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Delaware Cash Reserve Class B and C shares are available only as part of an overall investment program using Class B or Class C shares of other funds. Direct investment into Delaware Cash Reserve Class B or Class C shares may be made only when establishing a Wealth Builder plan. Performance, excluding sales charges, for Class B and Class C shares assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

Statement of Net Assets


DELAWARE CASH RESERVE
=====================

                                                    Principal          Market
March 31, 2001                                       Amount            Value
--------------------------------------------------------------------------------
Commercial Paper - 68.47%
Financial Services - 33.68%
Allianz of America 5.34% 4/27/01 .........       $ 17,400,000       $ 17,332,947
CBA (De) Finance 4.89% 6/12/01 ...........         10,000,000          9,902,200
CDC Commercial Paper
  5.31% 4/25/01 ..........................          5,000,000          4,982,300
  5.41% 4/2/01 ...........................         23,000,000         22,996,544
Commerzbank US Finance
  4.75% 6/29/01 ..........................         10,000,000          9,882,569
  5.10% 7/2/01 ...........................          7,000,000          6,908,767
Danske
  4.69% 9/4/01 ...........................          8,000,000          7,837,413
  5.00% 8/2/01 ...........................         10,000,000          9,829,167
  6.39% 4/10/01 ..........................         10,000,000          9,984,025
Dresdner US Finance 5.03% 5/8/01 .........         10,000,000          9,948,303
General Electric Capital 4.80% 6/6/01 ....         10,000,000          9,912,000
General Re 5.50% 4/2/01 ..................         27,000,000         26,995,875
HD Real Estate 5.30% 5/22/01 .............         13,000,000         12,905,579
International Nederlanden US Funding
  4.93% 6/6/01 ...........................         12,200,000         12,089,732
Standard Life Funding 6.21% 5/16/01 ......         10,000,000          9,922,375
Swiss Re Financial
  4.80% 6/15/01 ..........................         10,879,000         10,770,210
  4.80% 6/22/01 ..........................          8,000,000          7,912,533
  5.55% 4/17/01 ..........................         10,000,000          9,975,333
                                                                    ------------
                                                                     210,087,872
                                                                    ------------
Industrial - 10.19%
Campbell Soup Company 6.03% 8/31/01 ......         10,000,000          9,745,400
Henkel Corporation 5.31% 4/26/01 .........          7,000,000          6,974,188
Volkswagen of America 5.42% 4/2/01 .......         28,000,000         27,995,784
Washington Post Company
  4.78% 6/14/01 ..........................          9,000,000          8,911,570
  6.44% 4/19/01 ..........................         10,000,000          9,967,800
                                                                    ------------
                                                                      63,594,742
                                                                    ------------
Mortgage Bankers & Brokers - 22.68%
Bank of Scotland Treasury
  4.89% 6/12/01 ..........................         10,000,000          9,902,200
Credit Suisse First Boston
  4.94% 6/7/01 ...........................         10,000,000          9,908,061
  6.43% 4/11/01 ..........................          8,000,000          7,985,711
Goldman Sachs
  4.52% 8/20/01 ..........................         10,000,000          9,822,967
  5.02% 5/18/01 ..........................         11,625,000         11,548,812
  6.42% 4/11/01 ..........................          5,000,000          4,991,083
JP Morgan Chase 4.92% 6/1/01 .............         10,000,000          9,916,633
Marsh USA
  5.20% 5/21/01 ..........................         10,000,000          9,927,778
  5.32% 4/6/01 ...........................         10,000,000          9,992,611
Merrill Lynch
  4.68% 6/15/01 ..........................         10,000,000          9,902,500
  5.00% 5/18/01 ..........................         10,000,000          9,934,722

                                                    Principal          Market
March 31, 2001                                       Amount            Value
--------------------------------------------------------------------------------
Commercial Paper (continued)
Mortgage Bankers & Brokers
(continued)
Morgan Stanley Dean Witter
  5.00% 6/1/01 .............................      $  5,000,000      $  4,957,639
  5.21% 5/21/01 ............................        10,000,000         9,927,639
Svenska Handelsbanken
  4.68% 10/3/01 ............................         3,000,000         2,927,850
  4.72% 6/29/01 ............................        10,000,000         9,883,311
  6.30% 4/4/01 .............................        10,000,000         9,994,750
                                                                    ------------
                                                                     141,524,267
                                                                    ------------
Other - 1.92%
Leland Stanford University
  6.40% 4/20/01 ............................        12,000,000        11,959,467
                                                                    ------------
                                                                      11,959,467
                                                                    ------------
Total Commercial Paper
  (cost $427,166,348) ......................                         427,166,348
                                                                    ------------
Certificates of Deposit - 12.50%
American Express Centurion
  5.23% 4/2/01 .............................        10,000,000        10,000,000
Bank of New York 7.22% 5/9/01 ..............         3,000,000         2,999,970
Bank One 6.90% 8/6/01 ......................        10,000,000        10,000,000
First Union National Bank
  7.35% 5/15/01 ............................        10,000,000        10,005,850
Mercantile Safe Deposit & Trust
  5.30% 1/11/02 ............................        10,000,000        10,000,000
US Bank 4.73% 6/21/01 ......................        10,000,000        10,000,000
Wilmington Trust
  5.40% 5/29/01 ............................        10,000,000        10,000,000
  5.40% 7/30/01 ............................        10,000,000        10,000,000
  6.65% 10/18/01 ...........................         5,000,000         5,000,000
                                                                    ------------
Total Certificates of Deposit
  (cost $78,005,820) .......................                          78,005,820
                                                                    ------------
Yankee CDs - 10.42%
Barclays Bank 4.83% 3/1/02 .................        10,000,000        10,000,000
Bayerische Landesbank
  4.75% 6/21/01 ............................        10,000,000        10,000,000
  6.04% 5/4/01 .............................        10,000,000        10,000,000
Commerzbank 5.75% 4/9/01 ...................        10,000,000        10,000,352
Deutsche Bank 6.89% 8/20/01 ................        10,000,000         9,997,143
Dresdner Bank 5.07% 2/6/02 .................        10,000,000         9,999,178
Svenska Handelsbanken 5.13% 2/1/02 .........         5,000,000         5,000,661
                                                                    ------------
Total Yankee CDs (cost $64,997,334) ........                          64,997,334
                                                                    ------------
Short-Term Time Deposits - 4.49%
ABN-AMRO, Toronto 5.40% 4/2/01 .............        28,000,000        28,000,000
                                                                    ------------
Total Short-Term Time Deposits
  (cost $28,000,000) .......................                          28,000,000
                                                                    ------------

                                                    Principal          Market
Delaware Cash Reserve                                Amount            Value
--------------------------------------------------------------------------------

Floating Rate Notes - 2.32%
* Computer Sciences 5.26% 3/27/01 .............    $ 4,500,00      $  4,500,000
* Emerson Electric 5.24% 3/6/01 ...............    10,000,000        10,000,000
                                                                   ------------
Total Floating Rate Notes
  (cost $14,500,000) ..........................                      14,500,000
                                                                   ------------
Bank Notes - 1.60%
Bank One 5.12% 2/8/02 .........................    10,000,000        10,000,000
                                                                   ------------
Total Bank Notes (cost $10,000,000) ...........                      10,000,000
                                                                   ------------
Total Market Value of Securities - 99.80%
  (cost $622,669,502)** .......................                     622,669,502
Receivables and Other Assets
  Net of Liabilities - 0.20% ..................                       1,279,173
                                                                   ------------
Net Assets Applicable to 623,948,675
  Shares Outstanding - 100.00% ................                    $623,948,675
                                                                   ============
Net Asset Value - Delaware
  Cash Reserve Fund Class A
  ($548,005,872 / 548,005,872 Shares) .........                           $1.00
                                                                          -----
Net Asset Value - Delaware
  Cash Reserve Fund Class B
  ($32,266,702 / 32,266,702 Shares) ...........                           $1.00
                                                                          -----
Net Asset Value - Delaware
  Cash Reserve Fund Class C
  ($6,893,436 / 6,893,436 Shares) .............                           $1.00
                                                                          -----
Net Asset Value - Delaware
  Cash Reserve Fund Consultant Class
  ($36,782,665 / 36,782,665 Shares) ...........                           $1.00
                                                                          -----

--------
 * Floating Rate Notes - The interest rate shown is the rate as of March 31, 2001 and the maturity date shown is the longer of the next interest readjustment date or the date the principal amount shown can be recovered through demand.

** Also the cost for federal income tax purposes.

                             See accompanying notes

Statement of Operations





Year Ended March 31, 2001                                  Delaware Cash Reserve
--------------------------------------------------------------------------------

Investment Income:
Interest .................................                          $38,368,973
                                                                    -----------

Expenses:
Management fees ..........................             $2,626,94
Dividend disbursing and transfer agent
 fees and expenses .......................             1,687,353
Distribution expense .....................               351,051
Accounting and administration ............               241,355
Reports and statements to shareholders ...               187,510
Registration fees ........................               103,000
Custodian fees ...........................                63,168
Trustees' fees ...........................                30,000
Professional fees ........................                17,100
Taxes (other than taxes on income) .......                 4,147
Other ....................................                47,961
                                                       ---------
                                                                      5,359,593
Less expenses paid indirectly ............                              (29,867)
                                                                    -----------
Total expenses ...........................                            5,329,726
                                                                    -----------

Net Investment Income ....................                           33,039,247
                                                                    -----------

Net Increase in Net Assets Resulting
 from Operations .........................                          $33,039,247
                                                                    ===========


                             See accompanying notes

Statements of Changes in Net Assets





                                                           Delaware Cash Reserve
--------------------------------------------------------------------------------
                                                            Year Ended
                                                      3/31/01        3/31/00

Increase in Net Assets from Operations:
Net investment income ........................  $    33,039,247  $   29,434,162
                                                -------------------------------


Dividends to Shareholders from:
Net investment income:
  Class A ....................................      (30,055,341)    (26,634,022)
  Class B ....................................         (913,600)       (912,198)
  Class C ....................................         (327,571)       (351,304)
  Consultant Class ...........................       (1,742,735)     (1,536,638)
                                                -------------------------------
                                                    (33,039,247)    (29,434,162)
                                                -------------------------------


Capital Share Transactions:
Proceeds from shares sold:
  Class A ....................................      927,034,860   1,671,713,220
  Class B ....................................       56,523,532      76,974,959
  Class C ....................................       42,781,151     114,902,183
  Consultant Class ...........................       60,040,062     110,646,645

Net asset value of shares issued upon
 reinvestment of dividends:
  Class A ....................................       28,715,156      24,643,299
  Class B ....................................          745,205         753,577
  Class C ....................................          271,125         303,226
  Consultant Class ...........................        1,675,669       1,430,281
                                                -------------------------------
                                                  1,117,786,760   2,001,367,390
                                                -------------------------------
Cost of shares repurchased:
  Class A ....................................     (973,936,806) (1,718,412,277)
  Class B ....................................      (48,349,791)    (74,287,569)
  Class C ....................................      (43,923,152)   (118,578,432)
  Consultant Class ...........................      (57,579,659)   (122,160,648)
                                                -------------------------------
                                                 (1,123,789,408) (2,033,438,926)
                                                -------------------------------
Decrease in net assets derived from capital
 share transactions ..........................       (6,002,648)    (32,071,536)
                                                -------------------------------
Net Decrease in Net Assets ...................       (6,002,648)    (32,071,536)

Net Assets:
Beginning of period ..........................      629,951,323     662,022,859
                                                -------------------------------
End of period ................................  $   623,948,675  $  629,951,323
                                                ===============================



                             See accompanying notes

Financial Highlights




Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  Delaware Cash Reserve Class A
---------------------------------------------------------------------------------------------------------------
                                                                              Year Ended
                                                           3/31/01   3/31/00    3/31/99      3/31/98   3/31/97
Net asset value, beginning of period .................... $  1.000  $  1.000   $  1.000     $  1.000    $1.000

Income from investment operations:
   Net investment income ................................    0.056     0.046      0.045        0.048     0.045
                                                          ----------------------------------------------------
   Total from investment operations .....................    0.056     0.046      0.045        0.048     0.045
                                                          ----------------------------------------------------
Less dividends:
   Dividends from net investment income .................   (0.056)   (0.046)    (0.045)      (0.048)   (0.045)
                                                          ----------------------------------------------------
   Total dividends ......................................   (0.056)   (0.046)    (0.045)      (0.048)   (0.045)
                                                          ----------------------------------------------------


Net asset value, end of period .......................... $  1.000  $  1.000   $  1.000     $  1.000  $  1.000
                                                          ====================================================


Total return(1) .........................................    5.75%     4.69%      4.61%        4.88%     4.61%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .............. $548,006  $566,193   $588,249     $524,477  $594,877
   Ratio of expenses to average net assets ..............    0.84%     0.91%      0.90%        0.88%     0.88%
   Ratio of net investment income to average net assets .    5.60%     4.59%      4.51%        4.78%     4.52%

---------------------
(1)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.




                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                Delaware Cash Reserve Class B
-------------------------------------------------------------------------------------------------------------
                                                                             Year Ended
                                                         3/31/01    3/31/00   3/31/99      3/31/98    3/31/97
Net asset value, beginning of period .................. $ 1.000    $ 1.000   $ 1.000       $1.000     $ 1.000

Income from investment operations:
  Net investment income ..............................    0.046      0.036     0.035        0.038       0.035
                                                        -----------------------------------------------------
  Total from investment operations ...................    0.046      0.036     0.035        0.038       0.035
                                                        -----------------------------------------------------

Less dividends:
  Dividends from net investment income ...............   (0.046)    (0.036)   (0.035)      (0.038)     (0.035)
                                                        -----------------------------------------------------
  Total dividends ....................................   (0.046)    (0.036)   (0.035)      (0.038)     (0.035)
                                                        -----------------------------------------------------


Net asset value, end of period ........................ $ 1.000    $ 1.000   $ 1.000       $1.000     $ 1.000
                                                        =====================================================

Total return(1) .......................................   4.71%      3.65%     3.57%        3.84%       3.58%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ............. $32,267    $23,349   $19,908       $6,522     $12,988
  Ratio of expenses to average net assets ..............  1.84%      1.91%     1.90%        1.88%       1.88%
  Ratio of net investment income to average net assets..  4.60%      3.59%     3.51%        3.78%       3.52%

-------------------
(1)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of any applicable sales charges.



                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                     Delaware Cash Reserve Class C
------------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended
                                                              3/31/01    3/31/00   3/31/99      3/31/98    3/31/97
Net asset value, beginning of period .......................  $1.000     $1.000   $ 1.000       $1.000     $1.000


Income from investment operations:
   Net investment income ...................................   0.046      0.036     0.035        0.038      0.035
                                                              ---------------------------------------------------
   Total from investment operations ........................   0.046      0.036     0.035        0.038      0.035
                                                              ---------------------------------------------------



Less dividends:
   Dividends from net investment income ....................  (0.046)    (0.036)   (0.035)      (0.038)    (0.035)
                                                              ---------------------------------------------------
   Total dividends .........................................  (0.046)    (0.036)   (0.035)      (0.038)    (0.035)
                                                              ---------------------------------------------------


Net asset value, end of period .............................  $1.000     $1.000    $1.000       $1.000     $1.000
                                                              ===================================================

Total return(1) ............................................   4.71%      3.65%     3.58%        3.84%      3.58%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................  $6,893     $7,760   $11,134       $3,702     $2,799
   Ratio of expenses to average net assets .................   1.84%      1.91%     1.90%        1.88%      1.88%
   Ratio of net investment income to average net assets ....   4.60%      3.59%     3.51%        3.78%      3.52%

------------------
(1)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of any applicable sales charges.




                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         Delaware Cash Reserve Consultant Class
---------------------------------------------------------------------------------------------------------------
                                                                            Year Ended
                                                           3/31/01    3/31/00   3/31/99      3/31/98    3/31/97
Net asset value, beginning of period .................... $ 1.000    $ 1.000   $ 1.000      $ 1.000    $ 1.000


Income from investment operations:
   Net investment income ................................   0.054      0.043     0.043        0.045      0.043
                                                          ----------------------------------------------------
   Total from investment operations .....................   0.054      0.043     0.043        0.045      0.043
                                                          ----------------------------------------------------



Less dividends:
   Dividends from net investment income .................  (0.054)    (0.043)   (0.043)      (0.045)    (0.043)
                                                          ----------------------------------------------------
   Total dividends ......................................  (0.054)    (0.043)   (0.043)      (0.045)    (0.043)
                                                          ----------------------------------------------------


Net asset value, end of period .......................... $ 1.000    $ 1.000   $ 1.000      $ 1.000    $ 1.000
                                                          ====================================================
Total return(1) .........................................   5.49%      4.43%     4.35%        4.62%      4.36%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .............. $36,783    $32,648   $42,732      $40,037    $23,468
   Ratio of expenses to average net assets ..............   1.09%      1.16%     1.15%        1.13%      1.13%
   Ratio of net investment income to average net assets .   5.35%      4.34%     4.26%        4.53%      4.27%

-----------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.





                             See accompanying notes

Notes to Financial Statements





March 31, 2001
--------------------------------------------------------------------------------
Delaware Group Cash Reserve (the "Trust") is organized as a Delaware business trust and currently offers one series, the Delaware Cash Reserve Fund (the "Fund"). These financial statements and the related notes pertain to the Fund. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers four classes of shares. The Delaware Cash Reserve Fund Class A and the Delaware Cash Reserve Fund Consultant Class have no sales charge. The Delaware Cash Reserve Fund Class B carries a back-end deferred sales charge and the Delaware Cash Reserve Fund Class C carries a level load deferred sales charge.

The investment objective of the Fund is to seek to provide maximum current income while preserving principal and maintaining liquidity. It seeks to achieve its objective by investing in high-quality money market instruments with maturities of no more than 13 months and seeks to maintain an average maturity of 90 days or less. Though there is no guarantee that this goal will be met, the Fund strives to maintain a stable net asset value of $1.00.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation -- Securities are valued at amortized cost, which approximates market value.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are accreted to interest income over the lives of the respective securities. The Fund declares dividends from net investment income daily and pays such dividends monthly.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $13,699 for the year ended March 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended March 31, 2001 were $16,168. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other
   Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.45% on the first $500 million of average daily net assets of the Fund, 0.40% on the next $500 million, 0.35% on the next $1.5 billion and 0.30% on the average daily net assets over $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets subject to certain minimums.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Consultant Class and 1.00% of the average daily net assets of the B and C Classes.

On March 31, 2001, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC ............................   $41,866

Dividend disbursing, transfer agent fees,
accounting and other expenses payable to DSC ........................    56,410

Other expenses payable to DMC and affiliates ........................    36,102

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees, and employees are paid no compensation by the Fund.

--------------------------------------------------------------------------------
3. Capital Shares
Transactions in capital shares were as follows:

                                                        Year Ended
                                               3/31/01              3/31/00
Shares sold:
  Class A ...............................    927,034,860        1,671,713,220
  Class B ...............................     56,523,532           76,974,959
  Class C ...............................     42,781,151          114,902,183
  Consultant Class ......................     60,040,062          110,646,645

Shares issued upon
  reinvestment of dividends:
  Class A ...............................     28,722,092           24,635,985
  Class B ...............................        745,205              751,623
  Class C ...............................        271,125              307,007
  Consultant Class ......................      1,675,669            1,428,832
                                          --------------       --------------
                                           1,117,793,696        2,001,360,454
                                          --------------       --------------
Shares repurchased:
  Class A ...............................   (973,936,806)      (1,718,412,277)
  Class B ...............................    (48,349,791)         (74,287,569)
  Class C ...............................    (43,923,152)        (118,578,432)
  Consultant Class ......................    (57,579,659)        (122,160,648)
                                          --------------       --------------
                                          (1,123,789,408)      (2,033,438,926)
                                          --------------       --------------
Net decrease ............................     (5,995,712)         (32,078,472)
                                          ==============       ==============


4. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended March 31, 2001, the Fund designates as ordinary income distributions paid during the year as follows:

                                  (A)
                       Ordinary Income Distributions
                               (Tax Basis)
                       -----------------------------
                                   100%


-------------------
(A) is based on a percentage of the Fund's total distribution.

Report of Independent Auditors









--------------------------------------------------------------------------------
              To the Shareholders and Board of Trustees
              Delaware Group Cash Reserve -- Delaware Cash Reserve

              We have audited the accompanying statement of net assets of Delaware Cash Reserve Fund (the "Fund") as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

              We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

              In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Cash Reserve Fund at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                                                           /s/ Ernst & Young LLP
                                                           ---------------------

              Philadelphia, Pennsylvania
              May 1, 2001

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                      International and Global             Tax-Exempt Income
  o     Technology and Innovation        o     Emerging Markets Fund          o     National High-Yield
        Fund                             o     Overseas Equity Fund+                 Municipal Bond Fund
  o     American Services Fund           o     International Equity Fund      o     Tax-Free USA Fund
  o     Select Growth Fund                                                    o     Tax-Free Insured Fund
  o     Trend Fund                     Current Income                         o     Tax-Free USA
  o     Growth Opportunities Fund        o     Delchester Fund                       Intermediate Fund
  o     Small Cap Value Fund             o     High-Yield                     o     State Tax-Free Funds*
  o     U.S. Growth Fund                        Opportunities Fund
  o     Tax-Efficient Equity Fund+       o     Strategic Income Fund        Stability of Principal
  o     Social Awareness Fund            o     Corporate Bond Fund            o     Cash Reserve
  o     Growth Stock Fund                o     Extended Duration              o     Tax-Free Money Fund
                                                Bond Fund
Total Return                             o     American Government          Asset Allocation
  o     Blue Chip Fund+                         Bond Fund                     o     Foundation Funds
  o     Devon Fund                       o     U.S. Government                       Growth Portfolio
  o     Growth and Income Fund                  Securities Fund+                     Balanced Portfolio
  o     Decatur Equity                   o     Limited-Term                          Income Portfolio
         Income Fund                            Government Fund
  o     REIT Fund
  o     Balanced Fund

*Available for the following states: Arizona, California, Colorado, Florida,
 Idaho, Iowa+, Kansas+, Minnesota, Missouri, Montana+, New Jersey+, New Mexico+, New York, North Dakota+, Oregon, Pennsylvania, and Wisconsin+. Insured and intermediate bond funds are available in selected states.

+Closed to new investors effective April 23, 2001.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



                                                     For Shareholders
                                                     800 523-1918

                                                     For Securities Dealers
                                                     800 362-7500

                                                     For Financial Institutions
                                                     Representatives Only
                                                     800 659-2265

                                                     www.delawareinvestments.com



This annual report is for the information of Delaware Cash Reserve shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Cash Reserve and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

BOARD OF TRUSTEES                             Thomas F. Madison                          Investment Manager
                                              President and Chief Executive Officer      Delaware Management Company
Charles E. Haldeman, Jr.                      MLM Partners, Inc.                         Philadelphia, PA
Chairman                                      Minneapolis, MN
Delaware Investments Family of Funds                                                     International Affiliate
Philadelphia, PA                              Janet L. Yeomans                           Delaware International Advisers Ltd.
                                              Vice President and Treasurer               London, England
Walter P. Babich                              3M Corporation
Board Chairman                                St. Paul, MN                               National Distributor
Citadel Constructors, Inc.                                                               Delaware Distributors, L.P.
King of Prussia, PA                                                                      Philadelphia, PA
                                              AFFILIATED OFFICERS
David K. Downes                                                                          Shareholder Servicing, Dividend
President and Chief Executive Officer         William E. Dodge                           Disbursing and Transfer Agent
Delaware Investments Family of Funds          Executive Vice President and               Delaware Service Company, Inc.
Philadelphia, PA                              Chief Investment Officer, Equity           Philadelphia, PA
                                              Delaware Investments Family of Funds
John H. Durham                                Philadelphia, PA
Private Investor                                                                         2005 Market Street
Horsham, PA                                   Jude T. Driscoll                           Philadelphia, PA 19103-7057
                                              Executive Vice President and
John A. Fry                                   Head of Fixed Income
Executive Vice President                      Delaware Investments Family of Funds
University of Pennsylvania                    Philadelphia, PA
Philadelphia, PA
                                              Richard J. Flannery
Anthony D. Knerr                              President and Chief Executive Officer
Consultant, Anthony Knerr & Associates        Delaware Distributors, L.P.
New York, NY                                  Philadelphia, PA

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

(4605)                                                        Printed in the USA
AR-008 [03/01] PPL 5/01                                                    J7075